Capital management and solvency	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Capital management and solvency
37 Capital management and solvency
The Group’s lead regulator, the Bermuda Monetary Authority (BMA), monitors capital requirements for the Group as a whole. The Group’s individual subsidiaries are directly supervised by their local regulators. The Group is required by the BMA to hold an excess of its assets over its insurance contract liabilities calculated on a regulatory basis. Aegon’s group solvency ratio under the Bermuda solvency framework is broadly aligned with that under the previously applied Solvency II framework during a transition period until the end of 2027. This includes the method to translate Transamerica’s capital position into the group solvency position.
The Group and its individual subsidiaries may also be subject to supervisory intervention by their local regulators at local entity level. The Group and its individually regulated subsidiaries complied with all externally imposed capital requirements during 2023 and 2022.
Strategic importance
Aegon’s approach toward capital management plays a vital role in supporting the execution of its strategy. The key capital management priority is to ensure adequate capitalization to cover Aegon’s obligations toward its policyholders and debtholders while providing sustainable dividends to shareholders. This priority is accomplished by allocating capital to products that offer high growth and return prospects.
Management of capital
Disciplined risk and capital management support Aegon’s decisions in deploying the capital that is generated in the Company’s businesses and that is provided for by investors. Aegon balances the funding of new business growth with the funding required to ensure that its obligations toward policyholders and debtholders are always adequately met and provide a sustainable dividend to shareholders.
Aegon’s goal for both its operating units and for the Aegon group as a whole is to maintain a strong financial position and to be able to sustain losses from extreme business and market conditions. Aegon’s Enterprise Risk Management (ERM) framework ensures that the Aegon Group and its operating companies are adequately capitalized and that obligations toward policyholders are always adequately met. Embedded in this larger framework is Aegon’s capital management policy, which is based on adequate capitalization of the operating units, Cash Capital at Holding and leverage.
Aegon manages capital in the operating units to their respective operating levels, sufficient to absorb moderate shocks and pay sustainable remittances to the Group, and above their minimum dividend payment levels. Cash Capital at Holding is maintained within an operating range of EUR 0.5 – 1.5 billion and covers holding expenses, near-term dividends, and contingencies, such as potential recapitalization of units. In 2023, Aegon achieved its goal to reduce its gross financial leverage to around EUR 5.0 billion, as announced during the June 2023 Capital Markets Day. Gross financial leverage was EUR 5.1 billion per December 31, 2023, after a EUR 500 million reduction in gross financial leverage in December 2023 funded from the proceeds of the a.s.r. transaction.
The frequent monitoring of actual and forecasted capitalization levels of its underlying businesses is an important element in Aegon’s capital framework in order to actively steer and manage toward maintaining adequate capitalization levels. Group operating capital generation contributed favorably and more than offset dividend payments.
Capital ratios of Aegon’s main operating units

	December 31, 2023	1)	December 31, 2022

US RBC ratio	432%		425%

Scottish Equitable Plc (UK) Solvency II ratio	187%		169%

1	The capital ratios are estimates and are not final until filed with the respective supervisory authority.
The estimated RBC ratio in the United States increased from 425% on December 31, 2022, to 432% on December 31, 2023, and remained above the operating level of 400%. Markets had beneficial impacts driven by credit spread narrowing and default experience. The strong operating performances and one-off
items were largely offset by remittances.
The Solvency II ratio for Scottish Equitable Plc increased from 169% on December 31, 2022, to 187% on December 31, 2023, and remained above the operating level of 150%. This is driven by the UK Risk Margin reform, as the unfavorable impacts from markets and remittances to Aegon UK were offset by operating capital generation.

The ability of Aegon’s operating units, principally insurance companies, to pay remittances to the holding company is constrained by the requirement for these operating units to remain adequately capitalized to the levels set by local insurance regulations and governed by local insurance supervisory authorities. Based on the capitalization level of the operating units, local insurance supervisors are able to restrict and/or prohibit the transfer of remittances to the holding company. In addition, the ability of operating units to pay remittances to the holding company can be constrained by the requirement for these operating units to hold sufficient shareholders’ equity as determined by law. The capitalization level and shareholders’ equity of the operating units can be impacted by various factors (e.g. general economic conditions, capital market risks, underwriting risk factors, changes in government regulations, and legal and arbitrational proceedings). To mitigate the impact of such factors on the ability of operating units to transfer funds, Aegon establishes an operating level of capital in each of the units, 150% SCR for Solvency II units, including the UK, and 400% RBC CAL in the US, which includes additional capital in excess of regulatory capital requirements. Aegon manages capital in the units to this operating level over-the-cycle.
Cash Capital at Holding
Cash Capital at Holding increased from EUR 1.6 billion on December 31, 2022 to EUR 2.4 billion on December 31, 2023. This increase was largely due to EUR 2.2 billion of cash proceeds from completing the transaction with a.s.r., as announced on July 4, 2023. The proceeds from this divestiture provided Aegon surplus cash to return capital to its shareholders via a EUR 1,500 million share buyback (of which over EUR 750 million in 2023) and to have the contractual redemption of EUR
500
 million senior debt in December 2023 without replacement.
Group Solvency Ratio
Aegon’s group solvency ratio and surplus under the Bermuda solvency framework is broadly in line with that under the Solvency II framework during a transition period until the end of 2027. The method to translate Transamerica’s capital position into the group solvency position is also similar to the methodology previously applied under Solvency II. Aegon’s UK insurance subsidiaries have been included in the Aegon’s Solvency calculation in accordance with UK Solvency II standards, including Aegon UK’s approved Partial Internal Model. After the transition period, Aegon will fully adopt the Bermudian solvency framework.
The Group solvency ratio is calculated as the ratio between the Eligible Own Funds and the Solvency Capital Requirement (SCR). The Eligible Own Funds equal to the Available Own Funds after applying any Own Funds eligibility restrictions.

	December 31, 2023	1)	December 31, 2022

Group Eligible Own Funds	14,250		16,332

Group SCR	7,366		7,844

Group solvency ratio	193%		208%

1	The solvency ratios are estimates and are not final until filed with the respective supervisory authority.
Aegon’s Group solvency ratio was 193% on December 31, 2023, compared to 208% on December 31, 2022. The decrease in Group solvency ratio is mainly driven by the transaction with a.s.r.
Minimum regulatory requirements
Insurance laws and regulations in local regulatory jurisdictions often contain minimum regulatory capital requirements. Bermuda and the BMA, as group supervisor and local entity supervisor of Bermuda subsidiaries, defined a minimum solvency margin. For insurance companies in the European Union and the UK also, minimum capital requirement is defined, being the Minimum Capital Requirement. An irreparable breach of the minimum regulatory capital requirements would lead to a withdrawal of the Company’s insurance license. Similarly, for the US insurance entities the withdrawal of the insurance license is triggered by a breach of the
100% Authorized Control Level (ACL), which is set at 50% of the Company Action Level (CAL).
Aegon views the higher capital requirement, 120
% of the SCR for the Group or
100
% of local entity SCR CAL as the level around which supervisors will formally require management to provide regulatory recovery plans.
During 2023, the Aegon Group and the regulated entities within the Aegon Group that are subject to regulatory capital requirements on a solo-level continued to comply with the solvency requirements.
Capital leverage
Aegon’s total capitalization reflects the capital employed in the business units and consists adjusted valuation equity1 and total gross financial leverage. Aegon assesses its gross financial leverage position based on various leverage metrics, including the

1	Adjusted valuation equity is defined as the sum of shareholders’ equity, non-controlling interests, long term incentive plans not yet vested and the tax adjusted contractual service margin.

gross financial leverage ratio, which is calculated by dividing total financial leverage by total capitalization. Aegon defines total financial leverage as debt or debt-like funding issued for general corporate purposes and for capitalizing Aegon’s business units. Total financial leverage includes hybrid instruments, in addition to both subordinated and senior debt. Aegon’s total capitalization comprises the following components:
∎	Shareholders’ equity based on IFRS as adopted by the EU;
∎	Non-controlling interests and Long Term Incentive Plans not yet vested
∎	Contractual service margin net of tax; and
∎	Total financial leverage.
The following table shows the composition of Aegon’s total capitalization, the calculation of the gross financial leverage ratio and its fixed charge coverage:

	Note	2023	2022

Total shareholders’ equity - based on IFRS as adopted by the EU	25	7,475	8,815

Non-controlling interests and share options not yet exercised	26, SOFP 2)	203	243

CSM after tax	29	6,403	7,227

Adjusted valuation equity		14,080	16,285

Perpetual contingent convertible securities	26	500	500

Junior perpetual capital securities	26	923	923

Perpetual cumulative subordinated bonds	26	454	454

Subordinated Borrowings	27	2,244	2,295

Trust pass-through securities	28	111	118

Currency revaluation other equity instruments 1)		50	66

Hybrid leverage		4,282	4,356

Senior debt	31 3)	782	1,265

Senior leverage		782	1,265

Total gross financial leverage		5,064	5,621

Total capitalization		19,144	21,906

Gross financial leverage ratio		26.5%	25.7%

Fixed Charge Coverage		6.5 x	8.7 x

1	Other equity instruments that are denominated in foreign currencies are, for purpose of calculating hybrid leverage, revalued to the period-end exchange rate.
2	Non-controlling interests are disclosed in the statement of financial position.
3	Senior debt for the gross financial leverage calculation also contains swaps for an amount of EUR 19 million (2022: EUR 20 million).
Distributable reserves
Aegon Ltd. is subject to legal restrictions with regard to the amount of dividends it can pay to its shareholders.
Aegon shall only declare or pay a dividend or make a distribution from contributed surplus in accordance with Bermuda law. Among other things this means that Aegon shall not declare or pay a dividend or make a distribution from contributed surplus in the event that there are reasonable grounds for believing that (i) the company is, or would after the payment be, unable to pay its liabilities as they become due; or (ii) the realizable value of the company’s assets would thereby be less than its liabilities.
In accordance to the Dutch act
Non-residential
companies (“Wet op de formeel buitenlandse vennootschappen”) the members of the Board of Directors will need to satisfy themselves that after distributions to shareholders, repurchase of shares and reduction of the issued capital with repayment of shares Aegon Ltd. remains in the position to proceed with the payment of its due debts.